[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

Exhibit 10.28(xxiv)

AMENDMENT NO. 23 TO THE PROCESS DEVELOPMENT AND CLINICAL SUPPLY AGREEMENT

This AMENDMENT No. 23 (the “Twenty-third Amendment”), effective as of September 01, 2015 (the “Twenty-Third Amendment Effective Date”) by and between Boehringer Ingelheim Biopharmaceuticals GmbH, Binger Str. 173, 55216 Ingelheim, Germany (“BI”) and FibroGen, Inc., 409 Illinois Street, San Francisco, CA 94158, USA (“FibroGen”), amends the Process Development and Clinical Supply Agreement entered into by and between Boehringer lngelheim Pharma GmbH & Co. KG, Birkendorfer Str. 65, 88397 Biberach an der Riss, Germany (“BI Pharma”) and on November 29, 2007, as amended pursuant to the letter agreements entered into as of June 26, 2008 and August 18, 2008, Amendment No. 1, effective as of May 28, 2009, Amendment No. 3, effective as of November 5, 2010, Amendment No. 4, effective as of January 24, 2011, Amendment No. 5, effective as of April 15, 2011, Amendment No. 6, effective as of May 26, 2011, Amendment No. 7, effective as of January 01, 2012, Amendment No. 8, effective as of July 10, 2012, Amendment No. 9, effective as of November 26, 2012, Amendment No. 10, effective as of June 21, 2013, Amendment No. 11, effective as of July 9, 2013, Amendment No. 12, effective as of August 01, 2013 and subsequently assigned by BI Pharma to BI, Amendment No. 13, effective as of March 06, 2014, Amendment No. 14, effective as of February 05, 2014, Amendment No. 15, effective as of October 20, 2014, Amendment No. 16, effective as of December 08, 2014,

Amendment No. 17, effective as of December 08, 2014, Amendment No. 18, effective as of February 15, 2015, Amendment No. 19, effective as of March 01, 2015, Amendment No. 20, effective as of June 01, 2015, Amendment No. 21, effective as of May 29, 2015 and Amendment No. 22, effective as of September 01, 2015 (hereinafter together the “Supply Agreement”). BI and FIBROGEN shall be referenced to individually herein as a “Party”, and collectively as the “Parties”.

Whereas, hereby the Parties wish to agree on modified and additional services referring to the Work Scopes as amended by the Amendments stated above. The activities hereunder will be performed by BI Pharma on behalf of BI.

Now therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

(1) Unless otherwise defined herein, all capitalized terms and phrases used in this Twenty-third Amendment shall have the meaning ascribed to them in the Supply Agreement.

(2) The Parties agree that pursuant to Section 2.2 of the Supply Agreement, the work plan entitled [*], Version of July 03, 2015”, attached hereto as Exhibit A, is hereby added as an amendment to Appendix 2 to the Supply Agreement.

(3) Unless otherwise defined herein, all capitalized terms and phrases used in this Twenty-third Amendment shall have the meaning ascribed to them in the Supply Agreement.

(4) This Twenty-third Amendment, together with the Supply Agreement, contains the entire understanding of the Parties with respect to the subject matter hereof. Except as otherwise provided herein, the Supply Agreement has not been modified or amended and remains in full force and effect. All express or implied agreements and understandings that conflict with the terms of this Twenty-third Amendment, either oral or written, heretofore made with respect to subject matter herein are expressly superseded by this Twenty-third Amendment.

(5) This Twenty-third Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Counterparts may be signed and delivered by facsimile and/or via portable document format (pdf) (or similar format), each of which shall be binding when sent.

IN WITNESS WHEREOF, the Parties have executed this Twenty-third Amendment to the Supply Agreement as of Twenty-third Amendment Effective Date.

Biberach, 26 August 2015

BOEHRINGER INGELHEIM BIOPHARMACEUTICALS GMBH

ppa.	ppa.

[*]	[*]
[*]	[*]
VP Business & Contracts	Head of Corporate Legal Biopharmaceuticals

San Francisco, 28 September 201 5

FIBROGEN, INC

/s/ Jim Polarek
Jim Polarek	Name
Vice President	Title

Exhibit A

Work Scope

(Version of July 03, 2015)

[*]